                                                             EXHIBIT 23(h)(5)(v)

                                   SCHEDULE A

                           TO THE AMENDED AND RESTATED
                          MANAGEMENT SERVICES AGREEMENT
                    BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

                             AS OF __________, 2002

Bull ProFund                                 ProFund VP Bull
Mid-Cap ProFund                              ProFund VP Mid-Cap
Small-Cap ProFund                            ProFund VP Small-Cap
OTC ProFund                                  ProFund VP OTC
Europe 30 ProFund                            ProFund VP Japan
Mid-Cap Value ProFund                        ProFund VP Europe 30
Mid-Cap Growth ProFund                       ProFund VP Mid-Cap Value
Small-Cap Value ProFund                      ProFund VP Mid-Cap Growth
Small-Cap Growth ProFund                     ProFund VP Small-Cap Value
UltraBull ProFund                            ProFund VP Small-Cap Growth
UltraMid-Cap ProFund                         ProFund VP Bull Plus
UltraSmall-Cap ProFund                       ProFund VP UltraBull
UltraOTC ProFund                             ProFund VP UltraMid-Cap
UltraJapan ProFund                           ProFund VP UltraSmall-Cap
Bear ProFund                                 ProFund VP UltraEurope
UltraBear ProFund                            ProFund VP UltraOTC
UltraShort OTC ProFund                       ProFund VP Bear
Money Market ProFund                         ProFund VP UltraBear
Airlines UltraSector ProFund                 ProFund VP UltraShort OTC
Banks UltraSector ProFund                    ProFund VP Airlines
Basic Materials UltraSector ProFund          ProFund VP Banks
Biotechnology UltraSector ProFund            ProFund VP Basic Materials
Consumer Cyclical UltraSector ProFund        ProFund VP Biotechnology
Consumer Non-Cyclical UltraSector ProFund    ProFund VP Consumer Cyclical
Energy UltraSector ProFund                   ProFund VP Consumer Non-Cyclical
Leisure Goods & Services UltraSector         ProFund VP Energy
ProFund                                      ProFund VP Internet
Financial UltraSector ProFund                ProFund VP Leisure Goods & Services
Healthcare UltraSector ProFund               ProFund VP Financial
Industrial UltraSector ProFund               ProFund VP Healthcare
Internet UltraSector ProFund                 ProFund VP Industrial
Oil Drilling Equipment & Services            ProFund VP Oil Drilling Equipment &
UltraSector ProFund                          Services
Pharmaceuticals UltraSector ProFund          ProFund VP Pharmaceuticals
Precious Metals UltraSector ProFund          ProFund VP Precious Metals
Real Estate UltraSector ProFund              ProFund VP Real Estate

Semiconductor UltraSector ProFund           ProFund VP Semiconductor
Technology UltraSector ProFund              ProFund VP Technology
Telecommunications UltraSector ProFund      ProFund VP Telecommunications
Utilities UltraSector ProFund               ProFund VP Utilities
                                            ProFund VP Wireless Communications and
Wireless Communications UltraSector         ProFund VP Money Market
ProFund                                     ProFund VP Asia 30
Asia 30 ProFund                             ProFund VP UltraDow 30
UltraDow 30 ProFund                         ProFund VP U.S. Government Plus
U.S. Government Plus ProFund                ProFund VP Short OTC
Short OTC ProFund                           ProFund VP Short Small-Cap
Short Small-Cap ProFund                     ProFund VP Rising Rates Opportunity
Rising Rates Opportunity ProFund            ProFund VP Large-Cap Value
Large-Cap Value ProFund                     ProFund VP Large-Cap Growth
Large-Cap Growth ProFund

PROFUND ADVISORS LLC                             PROFUNDS
a Maryland limited liability company             a Delaware business trust


By: ___________________________________          By: _________________________
      Michael L. Sapir                                 Michael L. Sapir
      Chairman and Chief Executive Officer             Trustee and Chairman

Date: __________, 2002                           Date: __________, 2002